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Exhibit 10

            CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT

                                  CERTIFICATION

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Asia Pacific Wire & Cable Corporation Limited, a company organized under the laws of Bermuda (the "Company"), does hereby certify, to the best of such officer's knowledge, that:

         1. The Company's Annual Report on Form 20-F for the fiscal year ended December 31, 2002 (the "Form 20-F") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:    July 7, 2004              /s/ Jeffrey Too
                                   -----------------------
                                   Jeffrey Too
                                   Chief Executive Officer


Date:    July 7, 2004              /s/ Aaron Chik
                                   -----------------------
                                   Aaron Chik
                                   Chief Financial Officer



         The certification set forth above is being furnished solely pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 and should not be deemed to be filed under the Securities Exchange Act of 1934 by the Company or the certifying officers.

         A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.